THE GABELLI UTILITIES FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002


TO OUR SHAREHOLDERS,

      During the second quarter of 2002, utility stocks continued to be more volatile and more exciting, compared with their historic performance. This was similar to how they performed in the first quarter of 2002. Unfortunately, volatility and excitement are not what investors generally expect from utility stocks. However, their performance relative to the overall stock market in each of the first two quarters of 2002 actually has been quite good and consistent with the expectation that utilities are good defensive investments.

      The meltdown of Enron in late 2001 led to a more rigorous review of balance sheets and credit quality for all of the companies involved in the merchant energy business. The result was a chain reaction of increased concern and in some cases outright panic among investors who discovered that involvement in merchant energy can be risky business. Fortunately, even though many utilities have some involvement in energy trading and marketing, these unregulated businesses typically represent only a small portion of their total earnings. In addition, unlike the pure play energy merchant stocks, most of the utility stocks still pay secure and generous dividends. Therefore, the utility stocks have benefited from yield support that prevented their stock prices from falling too far.

      The meltdown of Enron also led to a flight-to-quality in the energy and utilities sector. The best performing stocks in the electric sector have been the ones that look mostly like old-fashioned regulated utilities. Despite promising slower earnings growth, these plain vanilla utilities were the beneficiaries when investors fled the energy merchant stocks in droves.

      Another recent phenomenon has been a rash of new common equity offerings by utilities during the first half of 2002. This was due to the need by some companies to strengthen their balance sheets because of tougher standards imposed by the major credit rating agencies in the post-Enron world. For investors who were selective, these new equity offerings provided opportunities to buy good stocks at a time when their prices were under selling pressure.

      Even if the Enron debacle had never occurred, a major fundamental change was occurring during 2001 that continues into 2002. The United States has quickly moved from a condition of tight power markets and electricity shortages to a situation in which most regions are over-supplied with power. How did this happen so fast? The best answer is that deregulation, working in concert with the capitalist system, led to a surge of investment in new power plants by merchant energy companies that wanted to take advantage of high power prices. Many new power plants were completed in the period from early-2000 to mid-2002 resulting in the supply/demand imbalance turning into an over-supply of electricity generation. In the stock market, this caused the sky-high valuations on the stocks of the pure-play merchant energy companies to plunge so low that they now trade at lower price/earnings ("P/E") ratios than the stocks of regulated utilities.

       The U.S. economy remains somewhat weak. The long-awaited recovery from the recession appears to be under way, but it is a very slow recovery. This probably means that it is unlikely that the Federal Reserve Board ("Fed") will tighten its monetary policy in the next few quarters. Therefore, with interest rates likely to remain near their 30-year lows, utility stocks, with their high secure yields, should remain popular with conservative total return investors.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                                           Quarter
                                                    -------------------------------------------------------
                                                    1st         2nd          3rd          4th          Year
                                                    -------------------------------------------------------
  2002:   Net Asset Value                         $ 9.36      $ 8.48         --           --            --
          Total Return                              5.0%       (7.2)%        --           --            --
------------------------------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value                         $11.02      $10.43      $ 9.32        $ 9.13        $ 9.13
          Total Return                             (4.2)%      (3.5)%      (8.7)%         0.2%        (15.4)%
------------------------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value                         $11.76      $10.88      $12.08        $11.72        $11.72
          Total Return                             10.0%       (5.7)%      13.1%         (0.8)%        16.4%
------------------------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                            --         --        $10.01        $10.89        $10.89
          Total Return                               --         --          0.1%(b)      22.1%         22.3%(b)
------------------------------------------------------------------------------------------------------------------------------------




                AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002 (A)
                ------------------------------------------------

                                                       YEAR TO                                     SINCE
                                          QUARTER       DATE          1 YEAR       2 YEAR       INCEPTION (B)
                                          -------------------------------------------------------------------
   Gabelli Utilities Fund                 (7.24)%      (2.64)%       (10.87)%     (3.84)%           5.80%
   S&P Utility Index                     (16.92)%     (14.11)%       (31.82)%     (9.12)%          (5.66)%
   Lipper Utility Fund Average           (13.18)%     (14.68)%       (25.85)%    (14.99)%          (7.09)%

  (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
  (b) From commencement of investment operations on August 31, 1999.


                    MONTHLY DISTRIBUTIONS -- $0.07 PER SHARE
                    ----------------------------------------

      The Gabelli Utilities Fund has a $0.07 per share monthly distribution policy in place. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 1-800-GABELLI (1-800-422-3554).
--------------------------------------------------------------------------------


      A major fundamental positive for the utilities sector would be passage by Congress of the pending energy legislation. President Bush included in his legislative package the repeal of the 1935 Public Utility Holding Company Act, known as PUHCA, which has been a major deterrent to mergers and acquisitions in the utility industry. We believe that the pace of merger activity would accelerate greatly if PUHCA is repealed. Although the Democrats and Republicans in both houses of Congress have found plenty to disagree about regarding many other issues in the President's broad energy bill, there appears to be little opposition to PUHCA repeal. Both the Republican-controlled House and the Democratic-controlled Senate have passed separate versions of the energy bill, and both versions include the repeal of PUHCA. We are cautiously optimistic that the House and Senate can work out their differences and present a compromise energy bill that includes PUHCA repeal to the President by the end of the summer.

      Speaking of M&A, we are watching closely the situation involving German utility giant E.ON, which completed the acquisition of the U.K.'s PowerGen in early July. PowerGen owned the largest utility in Kentucky, LG&E Energy. E.ON's Chairman and CEO has said publicly that he wants to use LG&E and its one million utility customers as a base for making further U.S. utility acquisitions. Also, at the end of the second quarter of 2002, Energy East completed its acquisition of RGS Energy. This is the fifth utility in the Northeast region that Energy East has acquired in the past four years.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to be bigger to achieve scale economies, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition target for large utilities seeking to bulk up. One of the Fund's biggest holdings as of the end of the second quarter was RGS Energy, a small utility in New York State that was acquired by Energy East in a deal that was completed on July 1, 2002. We also like the beneficiaries of developing trends. This has led to our ongoing focus on natural gas pipelines and storage operators.

COMMENTARY

      In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. Although the current unsettled market conditions seem to have caused the consolidation activity of the past several years to slow for a while, the underlying economics continue to support additional merger and acquisition activity over time. We believe that the recent entry of large European acquirers as well as the potential repeal by Congress of PUHCA could accelerate the utility consolidation trend in the coming quarters.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $49.25 - NYSE) is the last small electric utility in New York State, now that RGS Energy has been acquired by Energy East. CH Energy serves the territory directly north of New York City that is mainly rural and suburban. There are several potential buyers for whom CH Energy would be a good fit, including Consolidated Edison (ED - $41.75 - NYSE), Energy East (EAS - $22.60 - NYSE), KeySpan (KSE - $37.65 - NYSE), National Grid (NGG - $35.16 -
NYSE) or Public Service Enterprise Group (PEG - $43.30 - NYSE). The buyer could create significant savings by rationalizing outside plant operations and eliminating all of the corporate, finance, regulatory and public company overhead, for the benefit of shareholders and customers. Although it is tough to predict when a deal might happen, we would point out that National Grid completed its takeover of Niagara Mohawk several months ago and Grid has typically waited less than a year between takeovers in the U.S. where it has already acquired three utilities. Con Edison meanwhile, having done a terrific job in the aftermath of September 11 and with a strong balance sheet and premium stock price valuation, might be ready to make an offer for CH Energy.

CINERGY CORP. (CIN - $35.99 - NYSE) is another consolidation play. Cinergy has terrific physical assets (low-cost generating plants) in a strategic location. Cinergy's Midwest location enables it to market its low-cost power into several different regions. Furthermore, many of the utilities around Cinergy have gotten much bigger in recent years through acquisitions while Cinergy has remained relatively the same size. Cinergy's power plants in the state of Ohio are deregulated, giving the company an opportunity to earn higher returns. In addition, over the past few years, Cinergy's senior management team has accumulated a hefty position in the common stock and in its options. This should make them more willing to talk with potential acquirers. Just to the south of Cinergy's territory is the state of Kentucky, where the giant German utility E.ON (EON - $58.02 - NYSE) has just acquired the largest utility in Kentucky, the former LG&E. E.ON has stated its intention to acquire other U.S. utilities and Cinergy would be a great fit with LG&E.

CONSTELLATION ENERGY GROUP INC. (CEG - $29.34 - NYSE) is a fallen angel. Constellation had grandiose plans to split off the competitive generation business as a separate publicly traded stock. However, late last year, when the stock prices of generating companies plummeted, CEG changed its strategy and brought in a whole new management team. The new strategy is to remain as an integrated energy company, with the steady earnings and cash flow from the regulated utility operation complementing the more volatile, higher growth merchant energy business. As a further repudiation of the old strategy, Constellation Energy raised its dividend from $0.48 per share annually up to $0.96 in early 2002. The stock of Constellation is trading at a large P/E discount compared with the average integrated electric company.

DPL INC. (DPL - $26.45 - NYSE) is another consolidation play in the Midwest. DPL is the holding company for the small utility, Dayton Power & Light. DPL shares have fallen recently after the management lowered earnings per share ("EPS") guidance and also indicated that it would write down the value of some of its non-utility investment portfolio. As one of the smallest utilities in the region, and one whose state (Ohio) has deregulated its low-cost generating plants, we believe that DPL is a prime target for acquisition by a larger electric company.

DQE INC. (DQE - $14.00 - NYSE) is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. The Fund took advantage of the falling stock price and added significantly to its position in DQE. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE is in the process of divesting its water utility business and plans to use the proceeds to pay down debt. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

EL PASO ELECTRIC CO. (EE - $13.85 - AMEX) is a financial comeback story. A few years ago, this small electric utility, serving portions of southwest Texas and New Mexico, was coming out of bankruptcy. Over the past few years, management has continued to create shareholder value by utilizing the company's free cash flow to pay down debt and repurchase large amounts of common stock. Eventually, due to the company's relatively small size, we believe that El Paso Electric is a takeover candidate.

ONEOK INC. (OKE - $21.95 - NYSE) is pronounced "wun-oke" not "oh-nee-ock." The name is supposed to mean, "One company, in Oklahoma." Hate the name, love the stock. This is a natural gas utility. Westar Energy (WR - $15.35 - NYSE), an electric utility holding company in neighboring Kansas, has owned 45% of ONEOK for the past few years. In June 2002, Westar announced that it plans to sell its stake in ONEOK. ONEOK has the right to buy back these shares from Westar at a price of $21.77 per OKE share for a total cost of $971.1 million. This is quite a lot of cash for a company like ONEOK to come up with, and even if OKE did repurchase the shares, it would create a huge jump in ONEOK's financial leverage and threaten its credit ratings. Therefore, a likely scenario is that a buyer that wants to take control of ONEOK would make an offer to purchase the OKE shares that Westar now holds.

WESTAR ENERGY INC. (WR - $15.35 - NYSE) is a stock with a very low valuation relative to the sum of its parts. Westar's share price has fallen sharply over the past twelve months because the company failed to execute its plans to sell the electric utility operations to PNM Resources (PNM - $24.20 - NYSE), and also due to disappointing rate orders from regulators in Kansas. We think that Westar's newly announced plan to divest its 45% ownership stake in ONEOK is a smart move. We would expect Westar to use the profits from the ONEOK sale to pay off a large portion of the holding company's debt. We also think that Westar might divest its 85% ownership stake in Protection One (POI - $2.75 - NYSE), the nation's second largest monitored security company. The loss on the sale of the Protection One shares could be used to offset Westar's taxable gain on the sale of the ONEOK shares.

TEAM MANAGED

      As of April 1, 2002, the Fund became team managed. Timothy P. O'Brien has left to join a unit of Wachovia Corp. in his hometown of Boston, MA. We wish Tim the best of luck and want to assure our existing and future shareholders that our team of analysts and portfolio managers will maintain the Fund's historical strategy of investing prudently in the ongoing dynamics of the utility industry.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                           WHEN
                        ---                           ----
      Special Chats:    Mario J. Gabelli             First Monday of each month
                        Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        AUGUST                       SEPTEMBER                       OCTOBER
                        ------                       ---------                       -------
      1st Wednesday     Susan Byrne                  Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday     Lynda Calkin                 Hart Woodson                    Caesar Bryan
      3rd Wednesday     Walter Walsh & Laura Linehan Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday     Barbara Marcin               Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                  Barbara Marcin


      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                                    Sincerely,

                                                    /S/ Mario J. Gabelli
                                                    MARIO J. GABELLI, CFA
                                                    Team Portfolio Manager
                                                    and President
July 15, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                             COST         VALUE
   ------                                             ----        -------

           COMMON STOCKS -- 81.3%
           ENERGY AND UTILITIES: ELECTRIC -- 18.9%
   15,000  AES Corp.+ ..........................  $    99,923  $    81,300
   55,000  British Energy plc ..................      160,718      111,085
   16,000  Cleco Corp. .........................      348,657      350,400
   24,000  DPL Inc. ............................      588,830      634,800
    9,500  DTE Energy Co. ......................      392,798      424,080
    4,000  El Paso Electric Co.+ ...............       60,475       55,400
    6,500  FPL Group Inc. ......................      358,170      389,935
    1,100  Maine Public Service Co. ............       23,015       32,824
                                                  -----------  -----------
                                                    2,032,586    2,079,824
                                                  -----------  -----------
           ENERGY AND UTILITIES: INTEGRATED -- 44.0%
   13,000  Allegheny Energy Inc. ...............      454,461      334,750
    7,500  CH Energy Group Inc. ................      318,764      369,375
    4,000  Cinergy Corp. .......................      130,200      143,960
   10,000  CMS Energy Corp. ....................      135,325      109,800
   15,000  Constellation Energy
             Group Inc. ........................      392,100      440,100
   16,000  DQE Inc. ............................      247,091      224,000
   10,000  Duke Energy Corp. ...................      380,386      311,000
    6,000  El Paso Corp. .......................      137,715      123,660
    9,000  Entergy Corp. .......................      343,306      381,960
    2,100  Florida Public Utilities Co. ........       40,000       38,262
    5,000  Mirant Corp.+ .......................       36,400       36,500
   12,500  PPL Corp. ...........................      408,359      413,500
   13,000  RGS Energy Group Inc. ...............      367,379      509,600
   25,000  Unisource Energy Corp. ..............      466,495      465,000
   10,000  Westar Energy Inc. ..................      150,925      153,500
   20,000  Wisconsin Energy Corp. ..............      434,947      505,400
   16,000  Xcel Energy Inc. ....................      396,655      268,320
                                                  -----------  ----------
                                                    4,840,508    4,828,687
                                                  -----------  ----------
           ENERGY AND UTILITIES: NATURAL GAS -- 7.6%
   10,000  Energen Corp. .......................      239,277      275,000
    3,000  NUI Corp. ...........................       67,500       82,500
   22,000  ONEOK Inc. ..........................      349,202      482,900
                                                  -----------  -----------
                                                      655,979      840,400
                                                  -----------  -----------
           TELECOMMUNICATIONS: LOCAL -- 10.8%
   10,000  BellSouth Corp. .....................      382,454      315,000
   10,000  SBC Communications Inc. .............      381,452      305,000
   14,000  Verizon Communications Inc. .........      619,559      562,100
                                                  -----------    ---------
                                                    1,383,465    1,182,100
                                                  -----------  -----------
           TOTAL COMMON STOCKS .................    8,912,538    8,931,011
                                                  -----------  -----------

                                                                  MARKET
   SHARES                                             COST         VALUE
   ------                                             ----        -------

           PREFERRED STOCKS -- 8.3%
           ENERGY AND UTILITIES: INTEGRATED -- 8.3%
    8,800  Cinergy Corp.,
             9.500% Cv. Pfd. ...................  $   440,000  $   514,360
   13,500  Mirant Trust I,
             6.250% Cv. Pfd., Ser. A ...........      493,255      400,140
                                                  -----------  -----------
                                                      933,255      914,500
                                                  -----------  -----------
           TOTAL PREFERRED
             STOCKS ............................      933,255      914,500
                                                  -----------  -----------
 PRINCIPAL
  AMOUNT
  -------

           CONVERTIBLE BONDS -- 2.4%
           ENERGY AND UTILITIES: ELECTRIC -- 2.4%
 $450,000  AES Corp., Sub. Deb. Cv.,
             4.500%, 08/15/05 ..................      301,665      263,812
                                                  -----------  ----------

           U.S. GOVERNMENT OBLIGATIONS -- 8.1%
  888,000  U.S. Treasury Bills, 1.670%
              to 1.710%++, 07/05/02 to
             09/19/02 ..........................      887,178      887,179
                                                  -----------  -----------
           TOTAL
             INVESTMENTS -- 100.1% .............. $11,034,636   10,996,502
                                                  ===========
           OTHER ASSETS AND
             LIABILITIES (NET) -- (0.1)% ....................      (12,148)
                                                                 ---------
           NET ASSETS -- 100.0% .............................  $10,984,354
                                                               ===========
----------------
           For Federal tax purposes:
           Aggregate cost ...................................  $11,034,636
                                                               ===========
           Gross unrealized appreciation ....................  $   750,867
           Gross unrealized depreciation ....................     (789,001)
                                                               -----------
           Net unrealized appreciation ......................  $   (38,134)
                                                               ===========
----------------
 + Non-income producing security.
++ Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $11,034,636) ...................     $10,996,502
   Cash .......................................................           1,517
   Receivable for Fund shares sold ............................          51,415
   Dividends and interest receivable ..........................          39,167
                                                                     ----------
   TOTAL ASSETS ...............................................      11,088,601
                                                                     ----------
LIABILITIES:
   Payable for investments purchased ..........................          52,783
   Payable for Fund shares redeemed ...........................           8,031
   Payable for investment advisory fees .......................           4,078
   Payable for distribution fees ..............................           2,269
   Other accrued expenses and liabilities .....................          37,086
                                                                     ----------
   TOTAL LIABILITIES ..........................................         104,247
                                                                     ----------
   NET ASSETS applicable to 1,294,758
     shares outstanding .......................................     $10,984,354
                                                                    ===========

NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value ................     $     1,295
   Additional paid-in capital .................................      13,267,170
   Distributions in excess of net investment
     income ...................................................        (389,134)
   Accumulated net realized loss on investments ...............      (1,856,998)
   Net unrealized depreciation on investments
     and foreign currency transactions ........................         (37,979)
                                                                    -----------
   TOTAL NET ASSETS ...........................................     $10,984,354
                                                                    ===========

   NET ASSET VALUE, offering and redemption
     price per share ($10,984,354 / 1,294,758
     shares outstanding; unlimited shares
     authorized of $0.001 par value) ..........................           $8.48
                                                                          =====

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $1,056) .................     $   189,935
   Interest ...................................................          24,936
                                                                    -----------
   TOTAL INVESTMENT INCOME ....................................         214,871
                                                                    -----------
EXPENSES:
   Investment advisory fees ...................................          52,473
   Shareholder communications expenses ........................          17,870
   Shareholder services fees ..................................          15,469
   Distribution fees ..........................................          13,118
   Trustees' fees .............................................          11,898
   Legal and audit fees .......................................          11,407
   Registration fees ..........................................          11,157
   Custodian fees .............................................           3,021
   Miscellaneous expenses .....................................           2,980
                                                                    -----------
   TOTAL EXPENSES .............................................         139,393
                                                                    -----------
   Less: Expense reimbursements ...............................         (34,446)
                                                                    -----------
   TOTAL NET EXPENSES .........................................         104,947
                                                                    -----------
   NET INVESTMENT INCOME ......................................         109,924
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
   Net realized loss on investments ...........................        (112,925)
   Net change in unrealized depreciation
     on investments ...........................................        (327,178)
                                                                    -----------
   NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS ...........................................        (440,103)
                                                                    -----------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..........................................     $  (330,179)
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       SIX MONTHS ENDED
                                                                                         JUNE 30, 2002         YEAR ENDED
                                                                                          (UNAUDITED)       DECEMBER 31, 2001
                                                                                       ----------------      ---------------
OPERATIONS:
   Net investment income ................................................................   $   109,924         $   113,821
   Net realized loss on investments .....................................................      (112,925)           (646,908)
   Net change in unrealized appreciation/depreciation on investments ....................      (327,178)         (1,428,093)
                                                                                            -----------         -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................      (330,179)         (1,961,180)
                                                                                            -----------         -----------
   DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ................................................................      (109,924)           (114,525)
   Return of capital ....................................................................      (389,134)           (789,647)
                                                                                            -----------         -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................................      (499,058)           (904,172)
                                                                                            -----------         -----------
   CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from shares of beneficial interest transactions      2,086,279            (688,153)
                                                                                            -----------         -----------
   NET INCREASE (DECREASE) IN NET ASSETS ................................................     1,257,042          (3,553,505)
                                                                                            -----------         -----------
   NET ASSETS:
   Beginning of period ..................................................................     9,727,312          13,280,817
                                                                                            -----------         -----------
   End of period ........................................................................   $10,984,354         $ 9,727,312
                                                                                            -----------         -----------

                See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Utilities Fund (the "Fund") was organized on May 18, 1999 as a Delaware Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 31, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Funds, LLC (the "Adviser"). The Fund's primary objective is to provide a high level of total return through a combination of capital appreciation and current income.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required. The Fund has a net capital loss carryforward for Federal income tax purposes at June 30, 2002 of $1,743,815. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $1,088,544 of the loss carryforward is available through 2008; and $655,271 is available through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser contractually agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. For the six months ended June 30, 2002, the Adviser reimbursed the Fund in the amount of $34,446. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets. The cumulative amount which the Fund may repay the Adviser is $158,713.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $13,118, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2002, other than short term securities, aggregated $5,752,799 and $4,136,720, respectively.

--------------------------------------------------------------------------------

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                              JUNE 30, 2002                  DECEMBER 31, 2001
                                                       --------------------------        ------------------------
                                                         SHARES         AMOUNT            SHARES         AMOUNT
                                                       ---------      ----------         --------     -----------
Shares sold ......................................      428,460       $ 3,907,424         426,201     $ 4,511,450
Shares issued upon reinvestment of dividends .....       51,381           455,960          85,144         859,026
Shares redeemed ..................................     (251,069)       (2,277,105)       (578,419)     (6,058,629)
                                                       --------       -----------        --------     -----------
    Net increase (decrease) ......................      228,772       $ 2,086,279         (67,074)    $  (688,153)
                                                       ========       ===========        ========     ===========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout the period:

                                            SIX MONTHS ENDED
                                              JUNE 30, 2002         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                              (UNAUDITED)       DECEMBER 31, 2001  DECEMBER 31, 2000  DECEMBER 31, 1999+
                                              -----------       -----------------  -----------------  ------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ..     $ 9.13               $11.72           $ 10.89            $10.00
                                                ------               ------           -------            ------
    Net investment income .................       0.12                 0.11              0.89              0.04(a)
    Net realized and unrealized gain
       (loss) on investments ..............      (0.35)               (1.86)             0.83              2.18
                                                ------               ------           -------            ------
    Total from investment operations ......      (0.23)               (1.75)             1.72              2.22
                                                ------               ------           -------            ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income .................      (0.12)               (0.11)            (0.89)            (0.03)
    Net realized gain on investments ......         --                 --                  --             (1.23)
    In excess of net realized gain on
       investments ........................         --                 --                  --             (1.23)
                                                ------               ------           -------            ------
    Total distributions before return of
       capital ............................      (0.12)               (0.11)            (0.89)            (1.33)
                                                ------               ------           -------            ------
    Return of capital .....................      (0.30)               (0.73)               --               --
                                                ------               ------           -------            ------
    Total distributions ...................      (0.42)               (0.84)            (0.89)            (1.33)
                                                ------               ------           -------            ------
    NET ASSET VALUE, END OF PERIOD ........     $ 8.48               $ 9.13           $ 11.72            $10.89
                                                ======               ======           =======            ======
    Total return++ ........................       (2.6)%              (15.4)%            16.4%             22.3%
                                                ======               ======           =======            ======
RATIOS TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ..    $10,984               $9,727           $13,281            $3,685
    Ratio of net investment income to
       average net assets .................       1.44%(b)              1.02%            8.31%             0.99%(b)
    Ratio of operating expenses to
       average net assets
       before reimbursement (c) ...........       2.66%(b)              2.49%            2.88%            10.63%(b)
    Ratio of operating expenses to
       average net assets
       net of reimbursement ...............       2.00%(b)              2.00%            2.00%             2.00%(b)
    Portfolio turnover rate ...............         33%                  110%             215%               94%
    --------------------------------

+ From commencement of investment operations on August 31, 1999 through December 31, 1999.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end at the end of the period including reinvestment of dividends. Total return for less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) Annualized.
(c) During the six months ended June 30, 2002 and the periods ended December 31, 2001, 2000 and 1999, the Adviser reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.

                    THE GABELLI UTILITIES FUND
                       One Corporate Center
                     Rye, New York 10580-1422
                           1-800-GABELLI
                         [1-800-422-3554]
                        FAX: 1-914-921-5118
                      HTTP://WWW.GABELLI.COM
                     E-MAIL: INFO@GABELLI.COM
           (Net Asset Value may be obtained daily by calling
                   1-800-GABELLI after 6:00 P.M.)

                     BOARD OF TRUSTEES
Mario J. Gabelli, CFA         Mary E. Hauck
CHAIRMAN AND CHIEF            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC. MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita           Karl Otto Pohl
ATTORNEY-AT-LAW               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.     DEUTSCHE BUNDESBANK

Vincent D. Enright            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT  VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER   LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                        OFFICERS
Mario J. Gabelli, CFA         James E. McKee
PRESIDENT AND CHIEF           SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER

                     DISTRIBUTOR
                Gabelli & Company, Inc.

      CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
          State Street Bank and Trust Company

                     LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom LLP

[Graphic Omitted]
Photo of Mario J. Gabelli Omitted

THE
GABELLI
UTILITIES
FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB470Q202SR

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002